EATON VANCE PENNSYLVANIA MUNICIPAL INCOME FUND

Supplement to Summary Prospectus dated
December 1, 2017

Class B shares of Eaton Vance Pennsylvania Municipal Income Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund. All references to Class B shares of the Fund are hereby removed.

April 6, 2018	28768 4.6.18